UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

UNITED BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 633-0445

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 21, 2017, the Registrant announced the rebranding of its wholly-owned commercial bank subsidiary, The Citizens Savings Bank (the “Bank”), under the name “Unified Bank.” This initiative, which is set to become effective October 10, 2017, will consolidate the Bank’s operations under a single brand. Currently, the Bank operates its eighteen full service banking offices under two geographic divisions; using the trade names “The Citizens Bank” and “The Community Bank.” A copy of the announcement is furnished as Exhibit No. 99.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Announcement dated September 21, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2017	UNITED BANCORP, INC.

/s/ Scott A. Everson
Scott A. Everson, Chief Executive Officer